SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Under Rule 14a-12

PIMCO Dynamic Credit Income Fund

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PIMCO Dynamic Credit Income Fund

IMPORTANT NOTICE FROM THE BOARD OF TRUSTEES AND

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

April 15, 2015

DEAR SHAREHOLDER:

As the April 30th annual shareholder meeting of PIMCO Dynamic Credit Income Fund (PCI) rapidly approaches, we ask you to return your WHITE proxy card as soon as possible. We recognize that by now you have received a number of communications about the upcoming meeting, but your vote in support of your investment in PCI is important.

Please continue to support your nominees up for election by signing, dating and mailing the WHITE proxy card in the envelope provided with this mailing.

As we have done in our prior communications, we will continue to focus on the truth: PIMCO and your Board have served shareholders’ interests well, which is why just last year, shareholders such as yourself overwhelmingly approved PIMCO’s management contract, with 97% (excluding abstentions) voting in favor. Please consider the facts.

1.	The Fund has delivered on its primary investment objective by providing attractive and steady distributions, which have not once been reduced. The Fund currently pays a distribution yield of 8.2%,[1] which exceeds the average yield of the funds in the Fund’s Lipper-determined peer group.

2.	Since inception, PCI has outperformed its peers and indices representing key asset classes in its investment universe and generated annualized net asset value (NAV) total returns after fees of 8.0%.[2]

3.	PIMCO is an industry leader whose interests are aligned with those of shareholders. Three of the Fund’s portfolio managers have earned Morningstar Fixed-Income Manager of the Year awards.[3] In addition, senior portfolio managers of the Fund and certain other senior executives invested more than $2,500,000 at the IPO and have continued to add to their positions since. They have not sold any of their PCI shares, ever.

4.	Your Board’s nominees are independent, knowledgeable and have the experience necessary to oversee the Fund effectively. These are the same Trustees who negotiated a fee and expense reduction last year that is estimated to save you and other shareholders at least $3,000,000 in expenses in 2015 alone, and who have overseen your Fund while it has outperformed its peers since inception.

5.	PIMCO and the Board are prepared to pursue any option that benefits all shareholders in the long-run. PIMCO and the Board formally review the Fund’s discount at regular Board meetings. Any actions that improve the discount in the long-run are worth considering and PIMCO and the Board are committed to evaluating each and every option. However, historical evidence suggests that share repurchases and tender offers generally fail to reduce the discount for very long, if at all, and could force the Fund to liquidate high-yielding assets at an inopportune time or price, which could potentially threaten the Fund’s attractive and steady distributions and hurt long-term shareholders.

Most closed-end funds trade at discounts today and there are no “magic bullets” or costless solutions. There are, however, options that benefit some shareholders at the expense of others. We are committed to avoiding such actions and we will continue to act in the interest of all shareholders. Ultimately, PIMCO and the Board believe that the best way to close discounts and deliver attractive market price returns is to continue to provide steady distributions and strong NAV returns.

We appreciate your vote of confidence. We greatly value the trust you have placed in us through your investment and thank you for your continued support.

Sincerely yours,

PETER G. STRELOW President/Principal Executive Officer of the Fund	HANS W. KERTESS Chairman of the Board of the Fund

IF YOU VALUE STRONG PERFORMANCE AND A LONG-TERM APPROACH INTENDED TO

ENHANCE VALUE FOR ALL SHAREHOLDERS – VOTE THE WHITE PROXY CARD!

•	Please do not send back any gold proxy card you receive, even to vote against the Ironsides nominees. Doing so will cancel any prior vote you cast to elect the current Trustees. If you previously signed an Ironsides/gold proxy card, you can still sign, date and return the Fund’s WHITE proxy card. You have the right to change your vote and only the latest dated proxy counts.
•	If you hold your shares in a brokerage or bank account (in “street name”), your broker or bank cannot vote your shares unless you complete, sign and return the enclosed WHITE Proxy Card.
•	To ensure that your vote is counted, your signed and dated WHITE proxy card must be received by April 29, 2015.
•	If you have any questions regarding the shareholder meeting or voting your proxy, please call us toll free at 1.877.536.1558.

BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE FUND AND THE UPCOMING APRIL 30, 2015 ANNUAL MEETING OF SHAREHOLDERS. Shareholders can obtain additional copies of the notice of annual meeting and proxy statement and other documents filed by the Fund with the SEC when they become available, by contacting the Fund c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019, or by calling 1-877-536-1558 on any business day. You may also visit the Fund’s Web site at www.pimco.com/closedendfunds. Additional copies of the proxy materials will be delivered promptly upon request. Free copies of these materials can also be found on the SEC’s Web site at http://www.sec.gov. The Fund and its Trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the Fund’s security holders in connection with its April 30, 2015 annual meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the Fund’s Certified Shareholder Report on Form N-CSR for the year ended December 31, 2014 and its proxy statement for the April 30, 2015 annual meeting of shareholders. Past performance is no guarantee of future results. An investment in the Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Returns are calculated by determining the percentage change in NAV or market price (as applicable) in the specific period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Performance at market price will differ from results at NAV. Except for the historical information and discussions contained herein, statements contained in this letter constitute forward-looking statements. These statements may involve a number of risks, uncertainties and other factors that could cause actual results to differ materially.

[1]	NAV Yield as of April 9, 2015. Source: Bloomberg.
[2]	As of April 9, 2015. Source: Bloomberg, Lipper.
[3]	The Morningstar Fixed-Income Manager of the Year award is based on the strength of the manager, performance, strategy, and firm’s stewardship. Alfred Murata and Daniel Ivascyn earned the awards in 2013, and Mark Kiesel earned the award in 2012.

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